EXHIBIT 10.2:

AMENDMENT TO AGREEMENT DATED SEPTEMBER 8, 2003

THIS AMENDMENT TO THE SHARE EXCHANGE AND SHARE PURCHASE AGREEMENT is dated for reference the 8th day of September, 2003.

AMONG:	ACQUISITION MEDIA, INC. a corporation incorporated under the laws of the State of Nevada,

(the “Parent”)

AND:	6126421 CANADA LTD., a corporation incorporated under the laws of the Dominion of Canada (the “Purchaser”)

AND:	ACTIONVIEW ADVERTISING SYSTEMS, INC. a corporation incorporated under the laws of the Province of British Columbia (the "Corporation")

AND:	ALL OF THE SHAREHOLDERS OF THE CORPORATION

AND:	RICK MARI, businessman, having an office at #210 – 2323 Quebec Street in the City Of Vancouver in the Province of British Columbia V5T 3A3

(“Mari”)

AND:	CHRIS STRINGER, businessman, having an office at #210 – 2323 Quebec Street in the City of Vancouver in the Province of British Columbia V5T 3A3

(“Stringer”)

THE UNDERSIGNED PARTIES HEREBY AGREE THAT THE AGREEMENT IS AMENDED AS FOLLOWS:

1.	The references in the Agreement to 8,750,000 Exchangeable Shares are removed and are replaced with references to 8,422,675 Exchangeable Shares;

2.	The references in the Agreement to 7,750,000 Exchangeable Shares are removed and are replaced with references to 7,422,675 Exchangeable Shares;

3.	The number of Exchangeable Shares Rick Mari is to receive as a Principal are agreed to be 4,948,450;

4.	The number of Exchangeable Shares Christopher Stringer is to receive as a Principal are agreed to be 2,474,225;

5.	The number of Exchangeable Shares which the Shareholders of ActionView Advertising Systems, Inc are to receive remains the same at 1,000,000; and

6.	The Schedules to the Agreement are agreed to be amended in accordance with 1-5 above, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ACQUISITION MEDIA, INC.

/s/ Rick Mari
__________________________________________
Authorized Signatory

ACTIONVIEW ADVERTISING SYSTEMS, INC.

/s/ Christopher Stringer
__________________________________________
Authorized Signatory

THE SHAREHOLDERS OF ACTIONVIEW ADVERTISING SYSTEMS, INC.

RICK MARI	ADRIENNE STRINGER

/s/ Rick Mari	/s/ Adrienne Stringer

CHRIS STRINGER	GORDON MCDOUGALL

/s/ Chris Stringer	/s/ Gordon McDougall

DICK YAMAMOTO	DEBORAH FERGUSON

/s/ Dick Yamamoto	/s/ Deborah Ferguson

FRANCES SMITH	GREG MCARTHUR

/s/ Frances Smith	/s/ Greg McArthur

ROD BARTLETT

/s/ Rod Bartlett

THE PRINCIPALS

/s/ Rick Mari	/s/ Chris Stringer
RICK MARI	CHRIS STRINGER

/s/ D. Bruce Horton
6126421 CANADA LTD.

/s/ Christopher D. Farber
CD FARBER LAW CORPORATION
(as Trustee only)